SEI TAX EXEMPT TRUST

California Tax Exempt Fund

Supplement Dated June 29, 2005
to the Class A, B & C Shares Prospectus Dated December 31, 2004

Liquidation of the California Tax Exempt Fund

At a meeting of the Board of Trustees held on June 24, 2005, the Board of Trustees approved the closing and liquidation of the California Tax Exempt Fund (the "Fund"), a portfolio of the SEI Tax Exempt Trust. Accordingly, effective on or about August 19, 2005, the Fund will cease operations and initiate the orderly liquidation and distribution of the Fund's portfolio. Effective immediately, the Fund is closed to new investors and additional purchases by existing shareholders.

In anticipation of this liquidation, it is expected that, until such time as the Fund is liquidated, all or substantially all of the Fund's assets will be invested in repurchase agreements or other similar money market securities with shorter-term maturities than the money market securities in which the Fund currently invests. As a result, the Fund's yield may decrease from its current level. In addition, during this time, the Fund may invest all or a portion of its assets in securities that generate income that is subject to Federal or California state income taxes, which may prevent the Fund from achieving its investment objective during this time.

SEI Investments Management Corporation will make alternative investments available to the current shareholders of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE